Condensed Consolidated Interim Statement of Loss and Comprehensive Loss (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2018	Mar. 31, 2017
Revenue
Expenses:
Research and development	3,140	1,735
General and administrative	3,702	1,590
Operating Expenses	6,842	3,325
Other income (expense):
Interest income	44	33
Foreign exchange gains( losses)	(16)
Total other income	28	33
Net loss	(6,814)	(3,292)
Other comprehensive loss:
Unrealized loss on securities available-for-sale	(2)
Total comprehensive loss	$ (6,816)	$ (3,292)
Basic and diluted loss per common share (in dollars per share)	$ (0.23)	$ (0.19)
Weighted average number of common shares outstanding used in the calculation of (in thousands) Basic and diluted loss per common share (in shares)	29,042	17,399